Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of China Domestica Bio-technology Holdings, Inc. (the "Company") on Form 10-Q for the fiscal quarter ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Qingyu Meng, President of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 22, 2011	/s/ Qingyu Meng
Qingyu Meng, President
(Principal Executive Officer)